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                                                                    Exhibit 21.1
SUBSIDIARIES OF TRUMP HOTELS & CASINO RESORTS, INC:
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THCR Holding Corp. (Delaware corporation)
THCR/LP Corporation (Delaware corporation)
Trump Hotels & Casino Resorts Holdings, L.P. (Delaware limited partnership)
Trump Hotels & Casino Resorts Funding, Inc. (Delaware corporation)
Trump Atlantic City Holding, Inc. (Delaware corporation)
Trump Atlantic City Funding, Inc. (Delaware corporation)
Trump Atlantic City Funding II, Inc. (Delaware corporation)
Trump Atlantic City Funding III, Inc. (Delaware corporation)
Trump Atlantic City Associates (New Jersey general partnership)
Trump Taj Mahal Associates (New Jersey general partnership)
Trump Plaza Associates (New Jersey general partnership)
Trump Atlantic City Corporation (Delaware corporation)
THCR Enterprises, Inc. (Delaware corporation)
THCR Enterprises, L.L.C. (New Jersey limited liability company)
THCR Ventures, Inc. (Delaware corporation)
Trump Hotels & Casino Resorts Development Company, L.L.C. (Delaware limited liability company)
Trump International Casino Ltd. (Ontario corporation)
Trump Internet Casino, L.L.C. (Delaware limited liability company)
THCR Management Holdings, LLC (Delaware limited liability company)
THCR Management Services, L.L.C. (Delaware limited liability company)
Trump Indiana, Inc. (Delaware corporation)
Trump's Castle Hotel & Casino, Inc. (New Jersey corporation)
Trump's Castle Funding, Inc. (New Jersey corporation)
Trump's Castle Associates, L.P. (New jersey limited partnership)

SUBSIDIARIES OF TRUMP HOTELS & CASINO RESORTS HOLDINGS, L.P.
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Trump Hotels & Casino Resorts Funding, Inc. (Delaware corporation)
Trump Atlantic City Holding, Inc. (Delaware corporation)
Trump Atlantic City Funding, Inc. (Delaware corporation)
Trump Atlantic City Funding II, Inc. (Delaware corporation)
Trump Atlantic City Funding III, Inc. (Delaware corporation)
Trump Atlantic City Associates (New Jersey general partnership)
Trump Taj Mahal Associates (New Jersey general partnership)
Trump Plaza Associates (New Jersey general partnership)
Trump Atlantic City Corporation (Delaware corporation)
THCR Enterprises, Inc. (Delaware corporation)
THCR Enterprises, L.L.C. (New Jersey limited liability company)
THCR Ventures, Inc. (Delaware corporation)
Trump Hotels & Casino Resorts Development Company, L.L.C. (Delaware limited liability company)
Trump International Casino Ltd. (Ontario corporation)
Trump Internet Casino, L.L.C. (Delaware limited liability company)
THCR Management Holdings, LLC (Delaware limited liability company)
THCR Management Services, L.L.C. (Delaware limited liability company)
Trump Indiana, Inc. (Delaware corporation)
Trump's Castle Hotel & Casino, Inc. (New Jersey corporation)
Trump's Castle Funding, Inc. (New Jersey corporation)
Trump's Castle Associates, L.P. (New jersey limited partnership)

SUBSIDIARIES OF TRUMP HOTELS & CASINO RESORTS FUNDING, INC.:
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None